Financial Statements
(Unaudited)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
September 30, 2009

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2009

Contents

Consolidated Portfolio Asset Allocation	2

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Statement of Cash Flows	14
Notes to Consolidated Financial Statements	15

Supplemental Information

Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

September 30, 2009

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	13.4%
Data Processing, Hosting and Related Services	7.7%
Satellite Telecommunications	7.4%
Communications Equipment Manufacturing	6.7%
Architectural, Engineering, and Related Services	6.1%
Motor Vehicle Parts Manufacturing	4.5%
Gambling Industries	4.4%
Cable and Other Subscription Programming	4.2%
Other Electrical Equipment and Component Manufacturing	3.6%
Industrial Machinery Manufacturing	3.5%
Semiconductor and Other Electronic Component Manufacturing	3.5%
Full Service Restaurants	2.8%
Petroleum and Coal Products Manufacturing	2.8%
Scheduled Air Transportation	2.6%
Sporting Goods, Hobby and Musical Instrument Stores	2.3%
Computer and Peripheral Equipment Manufacturing	1.9%
Offices of Real Estate Agents and Brokers	1.4%
Depository Credit Intermediation	1.3%
Wireless Telecommunications Carriers (except Satellite)	1.0%
Management, Scientific, and Technical Consulting Services	0.9%
Nondepository Credit Intermediation	0.9%
Radio and Television Broadcasting	0.9%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	0.9%
Securities and Commodity Contracts Intermediation and Brokerage	0.6%
Activities Related to Credit Intermediation	0.5%
Plastics Product Manufacturing	0.1%
Home Furnishings Stores	0.0%
Motor Vehicle Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	14.1%
Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2009

Assets
Investments, at fair value
Unaffiliated issuers (cost $1,277,361,460)	$1,128,797,521
Affiliates (cost $17,246,051)	174,414
Total investments (cost $1,294,607,511)	1,128,971,935

Cash and cash equivalents	185,391,981
Receivable for open trades	3,031,324
Accrued interest income from investments in unaffiliated issuers	20,738,923
Deferred debt issuance costs	5,633,269
Prepaid expenses and other assets	289,772
Total assets	1,344,057,204

Liabilities
Credit facility payable	76,128,000
Payable for investments purchased	34,204,420
Distributions payable	13,000,000
Management and advisory fees payable	2,387,500
Equity placement costs payable	543,163
Interest payable	1,666
Accrued expenses and other liabilities	809,263
Total liabilities	127,074,012

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized,
issued and outstanding	280,000
Accumulated distributions on Series Z preferred stock	17,740
Total preferred stock	297,740

Preferred equity facility
Series A preferred limited partner interests in Tennenbaum
Opportunities Partners V, LP; $20,000/interest liquidation preference;
25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated dividends on Series A preferred equity facility	953,153
Total preferred limited partner interests	369,953,153

Minority interest
General partner interest in Tennenbaum Opportunities Partners V, LP	-

Net assets applicable to common shareholders	$846,732,299

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares
issued and outstanding	$78
Paid-in capital in excess of par	1,079,764,365
Accumulated net investment income	12,405,486
Accumulated net realized loss	(78,927,498)
Accumulated net unrealized depreciation	(166,492,392)
Accumulated dividends to Series Z preferred shareholders	(17,740)
Net assets applicable to common shareholders	$846,732,299

Common stock, NAV per share	$10,815.63

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (83.34%)
Bank Debt (56.07%) (1)
Architectural, Engineering, and Related Services (2.79%)
Alion Science & Technology Corporation, 1st Lien Term Loan, LIBOR + 6%, due 2/6/13
(Acquired 6/4/09, 6/18/09, 6/23/09, 8/31/09, 9/8/09, 9/10/09, 9/16/09 and 9/23/09,
Amortized Cost $18,525,023)	$22,065,999	$20,061,678	1.53%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 2/6/09, Amortized Cost $13,874,644)	$16,517,434	16,517,434	1.26%
Total Architectural, Engineering, and Related Services		36,579,112

Cable and Other Subscription Programming (4.19%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR + 4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $7,874,531)	$7,750,000	7,323,750	0.56%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17
(Acquired 12/28/07, Amortized Cost $49,488,605) - (Germany) (3)	€33,695,295	47,702,025	3.63%
Total Cable and Other Subscription Programming		55,025,775

Communications Equipment Manufacturing (6.73%)
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10
(Acquired 12/05/08, Amortized Cost $5,415,417)	$5,415,417	5,338,247	0.41%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10
(Acquired 9/9/08 and 9/10/08, Amortized Cost $40,167,183)	$40,611,447	40,367,779	3.07%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $49,652,063)	$52,821,344	42,626,825	3.25%
Total Communications Equipment Manufacturing		88,332,851

Computer and Peripheral Equipment Manufacturing (1.89%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 12/13/07, Amortized Cost $24,670,005)	$27,411,116	24,772,796	1.89%

Data Processing, Hosting and Related Services (6.92%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 5.75%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $21,727,443) (8)	$22,216,302	22,086,714	1.68%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 10.25%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $65,940,204) (8)	$68,264,167	67,496,195	5.14%
The Reynolds and Reynolds Company, 2nd Lien Term Loan, LIBOR + 5.5%, due 10/26/13
(Acquired 8/6/09, Amortized Cost $1,272,755)	$1,685,768	1,327,542	0.10%
Total Data Processing, Hosting and Related Services		90,910,451

Gambling Industries (2.05%)
Gateway Casinos, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 2.5%, due 9/30/14
(Acquired 6/8/08, Amortized Cost $108,618) - (Canada)	$168,400	136,404	0.01%
Gateway Casinos, Inc., 1st Lien Term Loan, LIBOR + 2.5%, due 9/30/14
(Acquired 6/8/08, Amortized Cost $536,382) - (Canada)	$831,600	673,596	0.05%
Gateway Casinos, Inc., 2nd Lien Term Loan, LIBOR + 5.5%, due 3/31/15
(Acquired 5/30/08, 6/5/08, 6/12/08, 6/26/08 and 7/16/09, Amortized Cost $46,501,250) - (Canada)	$80,000,000	23,066,640	1.75%
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/3/12
(Acquired 12/7/07 and 12/11/07, Amortized Cost $9,612,500) (4)	$10,000,000	3,112,500	0.24%
Total Gambling Industries		26,989,140

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Industrial Machinery Manufacturing (2.21%)
BOC Edwards Limited 1st Lien Term Loan, LIBOR + 2%, due 5/31/14
(Acquired 7/6/09, 8/20/09, 9/10/09 and 9/14/09, Amortized Cost $9,866,915)	$15,320,816	$9,805,322	0.75%
BOC Edwards Limited 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14
(Acquired 7/15/08, 8/14/08, 9/03/08, 5/13/09, 5/26/09, 6/12/09, 6/19/09
and 6/22/09, Amortized Cost $20,787,214)	$39,680,245	19,244,919	1.46%
Total Industrial Machinery Manufacturing		29,050,241

Management, Scientific, and Technical Consulting Services (0.87%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16
(Acquired 8/1/08, Amortized Cost $11,240,577)	$11,354,118	11,439,274	0.87%

Motor Vehicle Parts Manufacturing (4.46%)
Visteon Corporation, 1st Lien Term Loan, PRIME + 2%, due 6/13/13
(Acquired 11/16/07, 11/20/07, 12/14/07, 12/19/07, and 12/20/07,
Amortized Cost $61,610,533) (4)	$71,627,582	58,555,548	4.46%

Offices of Real Estate Agents and Brokers (0.47%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17
(Acquired 9/30/09, Amortized Cost $14,457,831)	$14,457,831	15,090,361	1.15%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, 8/17/07, 3/25/09, 4/20/09, 7/28/09 and 8/26/09,
Amortized Cost $(9,400,768))	$48,915,663	(8,927,108)	-0.68%
Total Offices of Real Estate Agents and Brokers		6,163,253

Other Electrical Equipment and Component Manufacturing (3.62%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, 12/31/12
(Acquired 12/31/07, Amortized Cost $23,543,064)	$23,543,064	22,542,484	1.72%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, 12/31/13
(Acquired 12/31/07 and 2/6/09, Amortized Cost $26,850,250)	$28,000,000	24,990,000	1.90%
Total Other Electrical Equipment and Component Manufacturing		47,532,484

Petroleum and Coal Products Manufacturing (2.83%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14
(Acquired 6/11/08, 6/12/08, 4/14/09, 4/22/09, 5/20/09, 5/28/09 and 6/2/09,
Amortized Cost $32,528,679)	$42,383,183	37,085,285	2.83%

Radio and Television Broadcasting (0.30%)
High Plains Broadcasting Operating Company, Term Loan, Prime + 4%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $975,059)	$1,071,494	837,105	0.06%
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $3,692,389)	$4,057,570	3,169,977	0.24%
Total Radio and Television Broadcasting		4,007,082

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Satellite Telecommunications (5.11%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 6% Cash + 2.5% PIK, due 6/30/10
(Acquired 6/28/07, Amortized Cost $29,669,069) (8)	$31,206,461	$30,913,120	2.35%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
8.5% Cash + 7.25% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $33,122,005) (8)	$34,803,024	36,247,349	2.76%
Total Satellite Telecommunications		67,160,469

Semiconductor and Other Electronic Component Manufacturing (2.13%)
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12
(Acquired 1/24/08 and 6/29/09, Amortized Cost $33,908,912)	$41,288,733	25,805,458	1.96%
Isola USA Corporation, Revolver, LIBOR + 4.75%, due 12/18/12
(Acquired 6/29/09 and 7/1/09, Amortized Cost $1,794,048)	$3,737,600	2,242,560	0.17%
Total Semiconductor and Other Electronic Component Manufacturing		28,048,018

Wired Telecommunications Carriers (8.47%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan,
Prime + 5.25% Cash + 2% PIK, due 12/31/12
(Acquired 4/18/08 and 4/24/08, Amortized Cost $1,812,058)	$2,317,217	1,517,777	0.12%
Hawaiian Telcom Communications Inc., Revolver, Prime + 1.25%, due 4/30/12
(Acquired 5/9/08, 5/16/08 and 9/29/09, Cost $5,452,145)	$7,526,946	4,691,794	0.36%
Hawaiian Telcom Communications Inc., Tranche C Term Loan, LIBOR + 2.25%, due 4/30/12
(Acquired 4/22/08, 4/25/08, 4/28/08, 4/30/08, 5/15,08 and 5/19/08, Amortized Cost $2,244,904)	$2,941,020	1,838,138	0.14%
Integra Telecom, Inc., Term Loan, LIBOR + 11.5% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $44,792,825)	$45,112,825	5,165,418	0.39%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13
(Acquired 5/20/09 and 6/3/09, Amortized Cost $1,193,036)	$1,364,807	1,360,258	0.10%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 8.5% PIK, due 2/28/14
(Acquired 8/1/06, 4/22/09, 6/17/09 and 6/30/09, Amortized Cost $28,367,682)	$32,729,423	20,957,741	1.59%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,101,044) (8)	$29,923,953	25,420,398	1.93%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $44,251,265) (8)	$44,752,265	42,883,858	3.26%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,607,877) - (Netherlands) (3)	€4,103,088	4,745,468	0.36%
Orion Cable Term Loan B, EURIBOR + 2.75%, due 10/31/14
(Acquired 7/14/09, Cost $1,344,324)	€1,250,000	1,488,399	0.11%
Orion Cable Term Loan C, EURIBOR + 3.25%, due 10/31/14
(Acquired 7/14/09, Cost $1,344,324)	€1,250,000	1,488,399	0.11%
Total Wired Telecommunications Carriers		111,557,648

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Wired Telecommunications Carriers (except Satellite) (1.03%)
Clearwire Corporation, 1st Lien Delayed Draw Term Loan, LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Cost $6,291,915)	$6,716,036	$6,558,632	0.50%
Clearwire Corporation, 1st Lien Term Loan, LIBOR + 6% Cash + 0.5% PIK, due 5/28/11
(Acquired 9/2/09 and 9/9/09, Cost $6,724,851)	$7,174,690	7,006,537	0.53%
Total Wired Telecommunications Carriers (except Satellite)		13,565,169

Total Bank Debt (Cost $828,540,650)		736,774,596

Other Corporate Debt Securities (27.27%)
Architectural, Engineering, and Related Services (3.30%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$57,529,000	43,322,789	3.30%

Data Processing, Hosting and Related Services (0.33%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17
(Acquired 6/17/09, Amortized Cost $3,857,684) (5)	$4,055,000	4,369,263	0.33%

Depository Credit Intermediation (0.79%)
Wells Fargo & Company, FDIC Guaranteed Notes, 3%, due 12/9/11	$10,000,000	10,368,200	0.79%

Full-Service Restaurants (2.76%)
Landry's Restaurant, Inc., Senior Secured Notes, 14%, due 8/15/11
(Acquired 6/9/09, Amortized Cost $11,112,000) (5)	$11,575,000	11,600,697	0.88%
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13
(Acquired 7/15/09, 8/13/09 and 9/15/09, Amortized Cost $22,626,980) (5)	$25,578,000	24,682,770	1.88%
Total Full-Service Restaurants		36,283,467

Gambling Industries (2.37%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18
(Acquired 6/25/09, Amortized Cost $48,954,024) (5)	$39,875,000	31,102,500	2.37%

Home Furnishings Stores (0.03%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	402,019	0.03%

Industrial Machinery Manufacturing (1.30%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $18,210,322) (5)	$20,743,000	17,030,003	1.30%

Nondepository Credit Intermediation (0.86%)
General Electric Capital Corporation, FDIC Guaranteed Notes, 1.8%, due 3/11/11	$2,500,000	2,526,850	0.19%
General Electric Capital Corporation, FDIC Guaranteed Notes, 3%, due 12/9/11	$8,500,000	8,783,135	0.67%
Total Nondepository Credit Intermediation		11,309,985

Offices of Real Estate Agents and Brokers (0.90%)
Realogy Corporation, Senior Notes, 10.5%, due 4/15/14	$6,284,000	4,621,756	0.35%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	7,274,530	0.55%
Total Offices of Real Estate Agents and Brokers		11,896,286

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $13,374,972) (4), (5)	$13,097,333	$340,531	0.03%

Plastics Product Manufacturing (0.06%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09 (4)	$6,115,000	733,800	0.06%

Radio and Television Broadcasting (0.60%)
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17	$3,121,000	1,933,709	0.15%
Radio One, Inc., Senior Subordinated Notes, 8.875%, due 7/1/11	$11,050,000	5,930,167	0.45%
Total Radio and Television Broadcasting		7,863,876

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (0.93%)
AGY Holding Corp., Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$15,106,000	12,142,203	0.93%

Satellite Telecommunications (2.22%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11	$35,199,380	29,154,590	2.22%

Scheduled Air Transportation (2.16%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16
(Acquired 8/26/09, Amortized Cost $2,471,212) (5)	$2,471,212	3,098,900	0.24%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16
(Acquired 8/27/09, Amortized Cost $5,592,493) (5)	$5,592,453	7,024,121	0.53%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16
(Acquired 8/27/09, Amortized Cost $5,593,752) (5)	$5,593,752	7,039,738	0.54%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13
(Acquired 8/26/09, Amortized Cost $2,366,697) (5)	$2,366,697	2,873,170	0.22%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16
(Acquired 8/26/09, Amortized Cost $6,567,903) (5)	$6,567,903	8,268,989	0.63%
Total Scheduled Air Transportation		28,304,918

Securities and Commodity Contracts Intermediation and Brokerage (0.57%)
Goldman Sachs Group, Inc., FDIC Guaranteed Notes, 1.7%, due 3/15/11	$2,500,000	2,522,725	0.19%
JP Morgan Chase & Co., FDIC Guaranteed Notes, 1.65%, due 2/23/11	$5,000,000	5,059,600	0.38%
Total Securities and Commodity Contracts Intermediation and Brokerage		7,582,325

Semiconductor and Other Electronic Component Manufacturing (1.32%)
Advanced Micro Devices, Senior Convertible Notes, 6%, due 5/1/15	$14,018,000	10,571,908	0.80%
Advanced Micro Devices, Senior Unsecured Notes, 7.75%, due 11/1/12	$7,627,000	6,886,342	0.52%
Total Semiconductor and Other Electronic Component Manufacturing		17,458,250

Sporting Goods, Hobby and Musical Instrument Stores (2.28%)
Michaels Stores, Inc., Senior Subordinated Notes, 11.375%, due 11/1/16	$32,000,000	29,947,840	2.28%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Investments (continued)
Wired Telecommunications Carriers (4.46%)
Global Crossing Limited, Senior Secured Notes, 12%, due 9/15/15
(Acquired 9/11/09 Amortized Cost $8,572,556) (5)	$8,752,000	$9,186,712	0.70%
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.5%, due 5/1/13
(Acquired 6/5/08, 6/10/08, 6/12/08 and 6/13/08 Amortized Cost $5,025,972) (4), (5)	$12,870,000	128,700	0.01%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $59,233,931) - (Netherlands) (3)	€42,915,753	49,320,500	3.75%
Total Wired Telecommunications Carriers		58,635,912

Total Other Corporate Debt Securities (Cost $396,527,246)		358,248,757

Total Debt Investments (Cost $1,225,067,896)		1,095,023,353

Equity Securities (2.58%)
Activities Related to Credit Intermediation (0.54%)
Online Resources Corporation, Common Stock (4)	1,143,900	7,057,863	0.54%

Data Processing, Hosting, and Related Services (0.48%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08, Cost $2,510,633) (4), (5), (9)	2,611,059	6,109,877	0.46%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08, Cost $100,425) (4), (5), (9)	104,442	244,395	0.02%
Total Data Processing, Hosting, and Related Services		6,354,272

Depository Credit Intermediation (0.54%)
Doral GP Ltd., GP Interest
(Acquired 7/12/07, Cost $225) (2), (4), (5), (6)	100	225	0.00%
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $24,911,825) (4), (5)	1,914,363	7,084,560	0.54%
Total Depository Credit Intermediation		7,084,785

Industrial Machinery Manufacturing (0.02%)
GSI Group, Inc., Common Stock
(Acquired 8/20/08, Cost $3,030,191) (4), (5)	578,680	238,706	0.02%

Motor Vehicle Manufacturing (0.01%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	23,225,225	174,189	0.01%

Satellite Telecommunications (0.09%)
WildBlue Communications, Inc., Warrants to Purchase Common Stock
(Acquired 8/16/08, Cost $219,103) (4), (5), (8)	16,893	1,247,041	0.09%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Scheduled Air Transportation (0.43%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)
(Acquired 8/27/09, Amortized Cost $1,420,392) (5)	1,420,392	$1,797,534	0.14%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)
(Acquired 8/27/09, Amortized Cost $1,419,093) (5)	1,419,093	1,800,030	0.14%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)
(Acquired 8/26/09, Amortized Cost $1,666,227) (5)	1,666,227	2,020,152	0.15%
Total Scheduled Air Transportation		5,617,716

Wired Telecommunications Carriers (0.47%)
ITC^DeltaCom, Inc., Common Stock
(Acquired 11/21/08, 11/25/08, 12/5/08, 12/8/08, 12/9/08, 12/19/08, 12/31/08, 3/25/09, 3/27/09,
(3/30/09, 3/31/09, 5/27/09, 5/29/09, 6/3/09, 6/5/09, 6/9/09, 6/10/09, Cost $621,900) (4), (5), (10)	1,120,569	1,445,534	0.11%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Amortized Cost $8,982,701) - (Cayman Islands) (3), (4), (5)	6,550,500	4,728,476	0.36%
Total Wired Telecommunications Carriers		6,174,010

Total Equity Securities (Cost $69,539,615)		33,948,582

Total Investments (Cost $1,294,607,511) (7)		1,128,971,935

Cash and Cash Equivalents (14.08%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.03%,
Collateralized by Federal Home Loan Discount Note	$5,136,485	5,136,485	0.39%
Citicorp, Commercial Paper, 0.28%, 10/1/09	$13,000,000	13,000,000	0.99%
Union Bank of California, Commercial Paper, 0.02%, 10/1/09	$9,000,000	9,000,000	0.68%
Union Bank of California, Commercial Paper, 0.25%, 10/1/09	$4,000,000	4,000,000	0.30%
Union Bank of California, Commercial Paper, 0.21%, 10/2/09	$10,000,000	9,999,942	0.76%
General Electric Capital Corporation, Commercial Paper, 0.03%, 10/7/09	$20,000,000	19,999,900	1.52%
General Electric Capital Corporation, Commercial Paper, 0.24%, 10/9/09	$12,000,000	11,999,360	0.91%
Toyota Motor Credit Corporation, Commercial Paper, 0.21%, 10/9/09	$13,000,000	12,999,393	0.99%
Chevron Funding Corporation, Commercial Paper, 0.18%, 10/15/09	$12,000,000	11,999,160	0.91%
Chevron Funding Corporation, Commercial Paper, 0.20%, 10/15/09	$13,000,000	12,998,989	0.99%
Toyota Motor Credit Corporation, Commercial Paper, 0.18%, 10/22/09	$10,000,000	9,998,950	0.76%
Union Bank of California, Certificate of Deposit, 0.15%, 10/22/09	$4,000,000	4,000,000	0.30%
Union Bank of California, Certificate of Deposit, 0.20%, 10/22/09	$10,000,000	10,000,000	0.76%
UBS Finance, Commercial Paper, 0.085%, 10/26/09	$15,000,000	14,999,115	1.14%
General Electric Capital Corporation, Commercial Paper, 0.17%, 10/29/09	$13,000,000	12,998,281	0.99%
Union Bank of California, Commercial Paper, 0.15%, 11/2/09	$20,000,000	19,997,333	1.52%
Cash Denominated in Foreign Currency (Cost $276,032)	€200,366	293,415	0.02%
Cash Held on Account at Various Institutions	$1,971,658	1,971,658	0.15%
Total Cash and Cash Equivalents		185,391,981

Total Cash and Investments		$1,314,363,916	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2009

Showing Percentage of Total Cash and Investments of the Company

Notes to Statement of Investments (continued):

(2) Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer). The Company held $2.7mm of Fleetwood Enterprises Inc. Common Stock ("FLE") at December 31, 2008, and disposed of $41,300 of FLE during the period.

(3) Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4) Non-income producing security.

(5) Restricted security.

(6) Not a controlling position.

(7) Includes investments with an aggregate fair value of $61,718,487 that have been segregated to collateralize certain unfunded commitments.

(8) Priced by an independent third-party pricing service.

(9) Priced by the Investment Manager.

(10) Priced at closing price per Pink Sheets.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $301,831,823 and $227,530,460, respectively.
Aggregate purchases includes investment assets received as payment in-kind.  Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2009 was $973,480,354 or 74.06% of total cash and investments of the Company.

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2009

Investment income
Interest income from unaffiliated issuers	$84,923,504
Dividend income	45,371
Other income	1,682,226
Total investment income	86,651,101

Operating expenses
Management and advisory fees	21,487,500
Interest expense	1,377,051
Amortization of deferred debt issuance costs	800,349
Legal fees, professional fees and due diligence expenses	645,289
Commitment fees	463,007
Insurance expense	266,112
Custody fees	132,000
Director fees	125,750
Other operating expenses	1,127,583
Total expenses	26,424,641

Net investment income	60,226,460

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	1,796,881
Investments in affiliated issuers	(523,714)
Foreign currency transactions	(572,127)
Net realized gains	701,040

Net change in net unrealized depreciation on:
Investments	259,304,759
Foreign currency	2,376,786
Net change in net unrealized depreciation	261,681,545

Net realized and unrealized gain	262,382,585

Dividends paid on Series A preferred equity facility	(2,982,563)
Net change in accumulated dividends on Series A preferred equity facility	712,092
Net change in reserve for dividends to Series Z preferred shareholders	(16,987)

Net increase in net assets applicable to common shareholders
resulting from operations	$320,321,587

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months
	Ended
	September 30, 2009	Year Ended
	(Unaudited)	December 31, 2008

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of period	$463,448,012	$694,367,823

Common shareholders contributions	110,500,000	221,000,000
Equity placement and offering costs charged to paid-in capital	(537,300)	(1,074,600)
Common shareholders contributions, net	109,962,700	219,925,400

Net investment income	60,226,460	55,985,780
Net realized gain	701,040	(73,199,739)
Net change in net unrealized depreciation	261,681,545	(381,468,104)
Dividends paid on Series A preferred equity facility from
net investment income	(2,982,563)	(5,224,808)
Dividends paid to Series Z preferred shareholders from
net investment income	-	(49,896)
Net change in accumulated dividends on Series A preferred
equity facility	712,092	84,433
Net change in reserve for dividends to Series Z preferred
shareholders	(16,987)	27,123
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	320,321,587	(403,845,211)

Distributions to common shareholders from:
Net investment income	(47,000,000)	(47,000,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of
$12,405,486 and $1,449,497, respectively)	$846,732,299	$463,448,012

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2009

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$320,321,587
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(701,040)
Net change in net unrealized depreciation	(261,330,246)
Distributions paid to Series A preferred limited partners	2,982,563
Net change in accumulated dividends on Series A preferred equity facility	(712,092)
Net change in reserve for dividends to Series Z preferred shareholders	16,987
Income from paid in-kind capitalization	(25,195,327)
Accretion of original issue discount	(616,661)
Amortization of deferred debt issuance costs	800,349
Changes in assets and liabilities:
Purchases of investments	(276,537,594)
Net proceeds from exchanges, sales, maturities and paydowns of investments	227,530,460
Increase in receivable for open trades	(1,205,025)
Decrease in accrued interest income - unaffiliated issuers	3,642,228
Decrease in deferred equity placement costs	537,300
Decrease in prepaid expenses and other assets	16,373
Increase in payable for investments purchased	17,657,520
Decrease in management fees payable	(375,000)
Decrease in equity placement costs payable	(2,408,906)
Decrease in interest payable	(1,613,113)
Decrease in accrued expenses and other liabilities	(222,391)
Net cash provided by operating activities	2,587,972

Financing activities
Proceeds from issuance of common shares	110,500,000
Payments for equity placement costs	(537,300)
Proceeds from draws on credit facility	45,000,000
Principal repayments on credit facility	(180,975,200)
Proceeds from draws on Series A preferred equity facility	203,000,000
Dividends paid on Series A preferred equity facility	(2,982,563)
Distributions to common limited partner	(46,000,000)
Net cash provided by financing activities	128,004,937

Net increase in cash and cash equivalents	130,592,909
Cash and cash equivalents at beginning of period	54,799,072
Cash and cash equivalents at end of period	$185,391,981

Supplemental disclosures
Interest payments	$2,990,164

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2009

1.  Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006.  On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a non-taxable transaction.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes.  Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consists of three persons, two of whom are independent.  If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of the common interests and preferred interests voting together as a single class.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

1.  Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.91 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $436 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company.  The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Common Equity

Investors committed to purchase $1.105 billion of the Company’s common shares on dates specified by the Company over a period ending on or prior to April 10, 2009. The Company accepted initial commitments of $725 million in October of 2006 (the “First Close”) and received 20% of this initial commitment at its inception of operations on October 10, 2006.  The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007.  The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007.  The Company has called and received the remainder of the common shareholder commitments as follows:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

 Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

1.  Organization and Nature of Operations (continued)

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%
October 10, 2008	December 15, 2008	10%
January 2, 2009	February 2, 2009	10%

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close.  The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

Preferred Equity Facility

At September 30, 2009, the Partnership had 18,450 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At September 30, 2009, the Partnership was in full compliance with such requirements.  The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2009, the consolidated results of its operations and its consolidated cash flows for the nine months then ended, and the consolidated changes in net assets for the nine months then ended and for the year ended December 31, 2008.  Subsequent events have been evaluated through November 25, 2009, the date of issuance of the financial statements.  The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the Company’s investments are generally held by the Partnership.  Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

  September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At September 30, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$7,057,863
2	Other observable market inputs*	309,544,805	262,519,004	8,704,284
3	Independent third-party pricing sources that employ significant unobservable inputs	379,281,205	94,655,422	11,831,938
3	Internal valuations with significant unobservable inputs	47,948,586	1,074,331	6,354,497
Total		$736,774,596	$358,248,757	$33,948,582

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$419,222,755	$59,503,147	$8,958,138
Net realized and unrealized gains (losses)	52,303,615	4,950,391	(1,963,033)
Net acquisitions and dispositions	2,391,464	30,201,884	4,505,712
Net transfers into (out of) category	(94,636,629)	-	331,121
Ending balance	$379,281,205	$94,655,422	$11,831,938

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$52,303,615	$4,950,391	$(1,963,033)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$50,496,450	$1,637,167	$1,982,541
Net realized and unrealized gains (losses)	3,932,071	(1,057,662)	4,371,956
Net acquisitions and dispositions	2,495,315	-	-
Net transfers into (out of) category	(8,975,250)	494,826	-
Ending balance	$47,948,586	$1,074,331	$6,354,497

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$3,932,071	$(1,057,662)	$4,371,956

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At September 30, 2009, the Partnership held foreign currency denominated investments with an aggregate fair value of approximately 8.3% of the Company’s consolidated cash and investments.  Such positions were converted at the closing rate in effect at September 30, 2009 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in 2006 in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $5,796,512, respectively.  As of September 30, 2009, $6,853,000 of the costs have been charged to paid-in capital and $188,512 of the costs have been expensed.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectibility of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of September 30, 2009, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.  Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

2.  Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2009 were as follows:

Unrealized appreciation	$54,345,306
Unrealized depreciation	(219,980,882)
Net unrealized depreciation	(165,635,576)

Cost of investments	$1,294,607,511

Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as ordinary income for federal tax purposes.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.  Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date.  The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Any net long-term capital gains are distributed at least annually.  As of September 30, 2009, the Company had declared $108,563,371 in distributions to the common shareholders since inception.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009
3.  Allocations and Distributions (continued)

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.  In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

5.  Senior Secured Revolving Credit Facility (continued)

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At September 30, 2009, outstanding borrowings included €52,000,000 (US $76,128,000), and interest payable included €1,138 (US $1,666).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $49 million at September 30, 2009.  These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.  The Partnership has also recognized liabilities to third parties for equity placement costs of the Company which will be paid out of contributions by the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of September 30, 2009.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9.  Shareholders’ Capital

Issuances of common stock were as follows:

	Nine Months Ended September 30, 2009	Year Ended December 31, 2008
Number of shares issued	14,954.3637	32,639.7439
Less: number of shares subscribed in prior year	-	(14,462.6732)
Net increase	14,954.3637	18,177.0707

Gross proceeds from share issuance	$110,500,000	$442,000,000
Less: proceeds from shares subscribed in prior year	-	(221,000,000)
Equity placement and offering costs	(537,300)	(1,074,600)
Net proceeds	$109,962,700	$219,925,400

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009

10.  Financial Highlights

	Nine Months
	Ended			October 10, 2006
	September 30, 2009	Year Ended December 31,		(Inception) to
	(Unaudited)	2008	2007	December 31, 2006

Per Common Share(1)
Net asset value, beginning of period	$7,317.59	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	(6.86)	(18.62)	(355.40)	(10.34)

Investment operations:
Net investment income	770.11	1,095.15	(666.61)	(111.27)
Net realized and unrealized gain (loss)	3,364.40	(8,186.72)	(2,506.47)	164.16
Dividends paid on Series A preferred equity facility	(38.10)	(104.90)	(79.02)	-
Distributions to Series Z preferred shareholders	-	(0.95)
Net change in accumulated dividends on Series A
preferred equity facility	9.06	5.96	(74.10)	(3.07)
Net change in reserve for dividends to Series Z
preferred shareholders	(0.22)	0.51	(1.36)	(0.71)

Total from investment operations	4,105.25	(7,190.95)	(3,327.56)	49.11

Net increase from capital stock transactions	-	-	456.74	-

Distributions to common shareholders from:
Net investment income	(600.35)	(849.80)	-	-
Returns of capital	-	-	(1,435.59)	-

Net asset value, end of period	$10,815.63	$7,317.59	$15,376.96	$20,038.77

Return on invested assets (2), (3)	42.1%	(32.0)%	(3.3)%	3.2%

Total return to common shareholders (2), (4)	58.5%	(51.2)%	(19.2)%	0.2%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2009
10.  Financial Highlights (continued)

	Nine Months
	Ended			October 10, 2006
	September 30, 2009	Year Ended December 31,		(Inception) to
	(Unaudited)	2008	2007	December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$846,732,299	$463,448,012	$694,367,823	$145,281,047
Net investment income (loss) / average common
shareholder equity (5), (6)	12.3%	8.7%	0.1%	(3.3)%

Expenses and General Partner allocation/average
common shareholder equity:
Operating expenses (5), (6)	5.4%	7.9%	11.7%	14.3%
General Partner interest allocation	0.0%	0.0%	0.0%	0.0%
Total expenses and General Partner interest allocation	5.4%	7.9%	11.7%	14.3%

Portfolio turnover rate (2)	25.0%	61.5%	42.7%	6.1%
Weighted-average debt outstanding	$134,041,415	$347,492,137	$125,714,977	$4,253,012
Weighted-average interest rate	1.4%	3.8%	5.5%	5.7%
Weighted-average number of shares	78,233.0281	50,800.8348	19,776.0839	7,250.0000
Average debt per share (7)	$1,713	$6,840	$6,357	$587

Annualized Inception to Date Performance Data as of September 30, 2009:
Return on common equity (4)	(13.1)%
Return on invested assets (3)	(1.2)%
Internal rate of return (8)	(8.4)%

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

(7)	Includes subscribed shares.

(8)
Returns are net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2009

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments, at fair value
Unaffiliated issuers	$-	$1,128,797,521	$-	$1,128,797,521
Affiliates	-	174,414	-	174,414
Total investments	-	1,128,971,935	-	1,128,971,935

Investments in subsidiary	846,921,868	-	(846,921,868)	-
Cash and cash equivalents	-	185,391,981	-	185,391,981
Receivable for open trades	-	3,031,324	-	3,031,324
Accrued interest income from investments	-	20,738,923	-	20,738,923
Distributions receivable	13,000,000	-	(13,000,000)	-
Deferred debt issuance costs	-	5,633,269	-	5,633,269
Receivable from subsidiary	773,163	-	(773,163)	-
Receivable from parent	-	43,858	(43,858)	-
Prepaid expenses and other assets	87,193	202,579	-	289,772
Total assets	860,782,224	1,344,013,869	(860,738,889)	1,344,057,204

Liabilities
Credit facility payable	-	76,128,000	-	76,128,000
Payable for investments purchased	-	34,204,420	-	34,204,420
Distributions payable	13,000,000	13,000,000	(13,000,000)	13,000,000
Management and advisory fees payable	-	2,387,500	-	2,387,500
Equity placement costs payable	543,163	-	-	543,163
Interest payable	-	1,666	-	1,666
Payable to subsidiary	43,858	-	(43,858)	-
Payable to parent	-	773,163	(773,163)	-
Accrued expenses and other liabilities	165,164	644,099	-	809,263
Total liabilities	13,752,185	127,138,848	(13,817,021)	127,074,012

Preferred equity
Series A preferred limited partner interests; $20,000/interest liquidation preference; 25,000 interests authorized, 18,450 interests issued and outstanding	-	369,000,000	-	369,000,000
Accumulated dividends on Series A preferred limited
partner interests	-	953,153	-	953,153
Series Z preferred stock; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	17,740	-	-	17,740
Total preferred equity	297,740	369,953,153	-	370,250,893

Minority interest
General partner interest in Tennenbaum Opportunities
Partners V, LP	-	-	-	-
				-
Net assets applicable to common shareholders	$846,732,299	$846,921,868	$(846,921,868)	$846,732,299

Composition of net assets applicable to common
shareholders
Common stock	$78	$-	$-	$78
Paid-in capital in excess of par	1,079,764,365	-	-	1,079,764,365
Paid-in capital	-	1,081,728,330	(1,081,728,330)	-
Accumulated losses	(233,014,404)	(234,806,462)	234,806,462	(233,014,404)
Accumulated dividends to Series Z preferred shareholders	(17,740)	-	-	(17,740)
Net assets applicable to common shareholders	$846,732,299	$846,921,868	$(846,921,868)	$846,732,299

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Nine Months Ended September 30, 2009

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income	$12	$84,923,492	$-	$84,923,504
Dividend income	-	45,371	-	45,371
Other income	-	1,682,226	-	1,682,226
Total interest and related investment income	12	86,651,089	-	86,651,101

Operating expenses
Management and advisory fees	-	21,487,500	-	21,487,500
Interest expense	-	1,377,051	-	1,377,051
Amortization of deferred debt issuance costs	-	800,349	-	800,349
Legal fees, professional fees and due diligence expenses	80,534	564,755	-	645,289
Commitment fees	-	463,007	-	463,007
Insurance expense	88,629	177,483	-	266,112
Custody fees	-	132,000	-	132,000
Director fees	41,917	83,833	-	125,750
Other operating expenses	102,634	1,024,949	-	1,127,583
Total expenses	313,714	26,110,927	-	26,424,641

Net investment income (loss)	(313,702)	60,540,162	-	60,226,460

Net realized and unrealized gain
Net realized gain	-	701,040	-	701,040
Net change in net unrealized depreciation	320,652,276	261,681,545	(320,652,276)	261,681,545
Net realized and unrealized gain	320,652,276	262,382,585	(320,652,276)	262,382,585

Dividends paid on Series A preferred equity facility	-	(2,982,563)	-	(2,982,563)
Net change in accumulated dividends on
Series A preferred equity facility	-	712,092	-	712,092
Net change in reserve for distributions to
Series Z preferred shareholders	(16,987)	-	-	(16,987)

Net increase in net assets applicable to common shareholders resulting from operations	$320,321,587	$320,652,276	$(320,652,276)	$320,321,587